DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE® VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement Dated February 15, 2007

to the

Prospectus dated May 1, 2006

On or about February 19, 2007, the below listed Subaccounts (each a “Subaccount,” collectively, the “Subaccounts”) will be closed to new investments:

•	Dreyfus – VIF Balanced Portfolio

•	Dreyfus – VIF Disciplined Stock Portfolio

•	Dreyfus – VIF Limited Term High Yield Portfolio

•	Dreyfus – VIF Small Company Stock Portfolio

•	Dreyfus – VIF Special Value Portfolio

•	Dreyfus – IP Core Bond Portfolio

•	Dreyfus – IP Emerging Leaders Portfolio

•	Dreyfus – IP Founders Discovery Portfolio

•	Dreyfus – IP Founders Growth Portfolio

•	Dreyfus – IP Founders International Equity Portfolio

This means that if you purchased a policy before the closure date, but did not have any policy value in a Subaccount on the closure date, then you cannot elect to invest in that Subaccount.

If you have policy value in a Subaccount on the closure date, you may do all of the following (subject to the terms and conditions contained in the Prospectus) as long as you maintain a balance in that Subaccount:

•	allocate additional premium payments to that Subaccount;

•	transfer into or out of that Subaccount;

•	withdraw amounts from that Subaccount; and

•	maintain your current investment in that Subaccount.

Please Note:

If at any time you transfer or withdraw all of your policy value from a Subaccount, then you can no longer invest in that subaccount.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Dreyfus/Transamerica Triple Advantage® Variable Annuity dated May 1, 2006